UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2017

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)
480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to those risks and uncertainties associated with our business described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on March 31, 2016. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

Item 1.01.	Entry into a Material Definitive Agreement.
Asset Disposition

On February 22, 2017, L’Auberge Newco, LLC and Orchards Newco, LLC (collectively, “Sellers”) and DiamondRock Acquisition, LLC (the “Buyer”) entered into a Purchase and Sale Agreement (the “Agreement”) pursuant to which Sellers agreed to sell all of Sellers’ interests in two operating hotels and related restaurant and spa operations located in Sedona, Arizona (the “Hotels”). Sellers are wholly owned subsidiaries of IMH Financial Corporation (the “Company”). Pursuant to the terms of the Agreement, Buyer agreed to purchase the Hotels and all related personalty for $97.0 million. The transaction closed on February 28, 2017. Upon closing, the Company retired certain indebtedness secured by the Hotels totaling $50.0 million.

Concurrent with the sale of the Hotels, Sellers and Buyer entered into a five-year management agreement under which Sellers were engaged to continue to operate the Hotels on behalf of Buyer in accordance with standard industry terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2017, the Company issued a press release announcing the sale of the Hotels. A copy of that press release is furnished as Exhibit 99.1 to this Current Report. The press release also has been posted to the investor relations page of the Company’s website at www.imhfc.com.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibits Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2017

IMH FINANCIAL CORPORATION

By:	/s/ Lawrence D. Bain
Lawrence D. Bain Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 28, 2017

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